Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2011
Significant Transactions with Related Parties

Significant transactions with related parties included in continuing operations were:

	Millions of Dollars
	2011	2010	2009
Operating revenues and other income (a)	$49	18	16
Gain on dispositions (b)	—	1,149	—
Purchases (c)	327	656	814
Operating expenses and selling, general and administrative expenses (d)	233	238	229
Net interest expense (e)	61	75	84

(a)	We sold natural gas to DCP Midstream and crude oil to the Malaysian Refining Company Sdn. Bhd. (MRC), among others, for processing and marketing. Natural gas liquids, solvents and petrochemical feedstocks were sold to CPChem, gas oil and hydrogen feedstocks were sold to Excel Paralubes and refined products were sold primarily to CFJ Properties and LUKOIL. Beginning in the third quarter of 2010, CFJ was no longer considered a related party due to the sale of our interest. Natural gas, crude oil, blendstock and other intermediate products were sold to WRB. In addition, we charged several of our affiliates, including CPChem and MSLP, for the use of common facilities, such as steam generators, waste and water treaters and warehouse facilities. Amounts related to discontinued operations entities and excluded from the table above for the years 2011, 2010 and 2009 totaled $8,304 million, $7,315 million and $7,184 million, respectively.
(b)	In 2011, we sold the Seaway Products Pipeline to DCP Midstream for cash proceeds of $400 million, resulting in a before-tax gain of $156 million, which is included in discontinued operations and excluded from the table above. During 2010, we sold a portion of our LUKOIL shares under a stock purchase and option agreement with a wholly owned subsidiary of LUKOIL, resulting in a before-tax gain of $1,149 million.
(c)	We purchased refined products from WRB. We purchased natural gas and natural gas liquids from DCP Midstream and CPChem for use in our refinery processes and other feedstocks from various affiliates. We purchased crude oil from LUKOIL and refined products from MRC. We also paid fees to various pipeline equity companies for transporting finished refined products and natural gas, as well as a price upgrade to MSLP for heavy crude processing. We purchased base oils and fuel products from Excel Paralubes for use in our refinery and specialty businesses. Amounts related to discontinued operations entities and excluded from the table above for the years 2011, 2010 and 2009 totaled $20,369 million, $15,163 million and $11,965 million, respectively.
(d)	We paid processing fees to various affiliates. Additionally, we paid transportation fees to pipeline equity companies. Amounts related to discontinued operations entities and excluded from the table above for the years 2011, 2010 and 2009 totaled $159 million, $106 million and $93 million, respectively.
(e)	We paid and/or received interest to/from various affiliates, including FCCL. See Note 6—Investments, Loans and Long-Term Receivables, for additional information on loans to affiliated companies. Amounts related to discontinued operations entities and excluded from the table above totaled $10 million in net interest expense for 2011 and net interest income of $2 million and $10 million for 2010 and 2009, respectively.